Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 11, 2003




                        Commission File Number:   333-57780



                             INTERCARE.COM-DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


























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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

On March 8 2003, the registrant held its 2003 annual shareholder meeting during Which the following individuals were elected to serve as directors of the company until the next annual meeting or their successors are elected and qualified:
1.    Jude  Uwaezoke
2.    Randall Maxey, MD
3.    Russ Lyon
4.    Wesley Bradford.

Also, Anthony C. Dike, MD, elected as Chairman of the Board of Directors of the Company, will serve a three-year term.

Additionally, shareholders ratified the reappointment of Andrew Smith, CPA, as the independent auditor for the fiscal year ending December 31, 2002 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2003. Shareholders of the Company also voted in favor of an amendment to the company's amended articles of incorporation to effectuate a corporate name change to either of the following: InterCare DX Corporation or InterCare DX, Inc., said name change being subject to the approval of the California Secretary of State.

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure

On March 11, 2003, the registrant issued a press release announcing the results of shareholders' vote during the annual shareholder meeting, which was held on Saturday, March 8, 2003.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of March 11, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     InterCare.com-Dx,  Inc.
                                          (Registrant)


Date:  March 11, 2003                   By:/s/  Russ A. Lyon
                                      -------------------------
                                             Russ A. Lyon
                            (President and Chief Technology Officer)
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EXHIBIT 99.1

FOR  IMMEDIATE  RELEASE:     Tuesday,  March  11,  2003


CONTACT:  Russ  A.  Lyon.                 Madeleine  Franco
          InterCare.com-DX,  Inc          Jordan  Richard  Assoc.
          213-627-8878                    801-463-0305
          www.intercare.com               ir@jordanrichard.com
          -----------------               --------------------

                   INTERCARE.COM-DX, INC. HOLDS ANNUAL MEETING

LOS  ANGELES,  CALIF--At  the annual meeting of InterCare.com-DX, Inc.  (OTC BB:
"ICCO"), which was held on Saturday, March 8, 2003, the following individuals were elected to serve as directors of the company until the next annual meeting:
Jude Uwaezoke, Randall Maxey, Russ Lyon, and Wesley Bradford. Anthony C. Dike, MD, elected as Chairman of the Board of Directors of the Company, will serve a three-year term.

Additionally, shareholders ratified the reappointment of Andrew Smith, CPA, as the independent auditor for the fiscal year ending December 31, 2002 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2003. Shareholders of the Company also voted in favor of an amendment to the company's amended articles of incorporation to effectuate a corporate name change to either of the following: InterCare DX Corporation or InterCare DX, Inc., said name change being subject to the approval of the California Secretary of State.

A copy of the company's Notice of Annual Meeting and Proxy Statement, which details each of the aforementioned approved proposals, may be viewed on the SEC's EDGAR System at www.sec.gov.
                          -----------

At the meeting Company officials demonstrated the latest version of the ICE software, running on Microsoft Windows XP tablet edition. InterCare.com-DX, Inc. an affiliate of Meridian Holdings, Inc., developed and markets under an exclusive value-added reseller agreement InterCare Clinical
Explorer    (ICE  ),  an  innovative,  robust  and  totally  scalable  software application designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE , which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems. For more information about the company and its products and services, visit www.intercare.com.
                  -----------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #

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